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                                                                EXHIBIT 10.6






                                  LICENSE AGREEMENT


                                       BETWEEN


                                TELEGLOBE CANADA INC.


                                         AND


                    AMERICAN COMPUTER AND ELECTRONICS CORPORATION






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This License Agreement ("Agreement") made this 1st day of August 1995 between:


    TELEGLOBE CANADA INC., a Canada business corporation having its registered office at 1000 de La Gauchetiere Street West, Montreal, Quebec, H3B 4X5, hereinafter called "TELEGLOBE",

AND

    AMERICAN COMPUTER AND ELECTRONICS CORPORATION, a corporation having a place of business at 209 Perry Parkway, Gaithersburg, Maryland, U.S.A. 20877, hereinafter called "ACE".


TELEGLOBE and ACE being sometimes referred to individually as "PARTY" and collectively as "PARTIES".


WHEREAS the Parties entered into an agreement effective on July 20, 1994 for the supply by ACE of equipment and software concerning the RETR project as defined therein (the "SUPPLY AGREEMENT");


WHEREAS in accordance with the Supply Agreement, ACE agreed to develop from some software already owned by ACE, new software, the ownership of said new software being vested in TELEGLOBE upon acceptance;


WHEREAS in accordance with Article 20.3 of Annex 1 of the Supply Agreement, the Parties expressed their mutual desire to enter into a License Agreement under which each Party will receive worldwide and non-exclusive rights to respectively license ACE's Products and Software and the RETR Software, as defined in this Agreement in conjunction with their own software and other products;


NOW THEREFORE, the Parties hereto, in consideration of the mutual covenants herein contained covenant and agree with each other as follows:


1.  DEFINITIONS

    As used in this Agreement, the terms set forth below shall be defined as follows, such definitions being cumulative of those set forth elsewhere in this Agreement:

    1.1 "ACE'S PRODUCTS AND SOFTWARE" shall mean the products and software listed in Annex A attached hereto and forming part hereof.

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LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 3
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    1.2  "RETR SOFTWARE" shall mean ACE's Products and Software with the
         Software Enhancements.

    1.3 "Software Enhancements" shall mean the software enhancement described in Annex B attached hereto and forming part hereof;

    1.4 "TELEGLOBE's CUSTOMER" shall mean a customer to whom TELEGLOBE has sold or licensed ACE's Products and Software or has licensed the RETR Software or any part thereof;

    1.5 "TELEGLOBE's License Agreement" shall mean the license agreement for a TELEGLOBE's customer in the form attached hereto as Annex C.


2.  PURPOSE

    2.1  The Preamble shall form an integral part of this Agreement.

    2.2 The Parties hereto enter into this Agreement for the purpose of recording their agreement in accordance with Article 20.3 of Annex 1 of the Supply Contract with regard to their respective rights and obligations concerning the sale or the licensing of ACE's Products and Software and the RETR Software or any part thereof.


3.  NATURE OF THE RELATIONSHIP

    3.1 The Parties shall fully cooperate each with the other in implementing this Agreement and each Party will, from time to time, and upon any reasonable request of the other Party consistent with the terms and conditions of this Agreement, make or cause to be made all such further acts, deeds, assurances and things as may be required to more effectually implement the true intent of this Agreement.

    3.2 Except as otherwise specifically provided herein, each Party shall bear the costs and expenses that are incurred or may be associated with each Party's activities undertaken pursuant to this Agreement.

    3.3 The relationship and common enterprise between and among the Parties hereto shall not be that of partners and shall be limited to the express provisions of this Agreement. Nothing herein contained shall be deemed to constitute a partnership or societe de fait between and among them or to merge their assets or their fiscal or other liabilities or undertakings nor shall it allow a Party to act

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LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 4
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         as a mandatory or agent of the other Party or all of them, except to the extent specifically permitted hereunder.

    3.4 Subject to the specific limitation contained herein, nothing contained in this Agreement shall preclude either Party from acting in a similar way or in any other capacity for or with any other person, firm, company, or other third Parties and this Agreement does not constitute and shall not be construed or interpreted as an exclusive arrangement between the Parties.

    3.5 Unless expressly stated herein, nothing contained in this Agreement or in any discussion undertaken or disclosures made by one Party to the other shall be construed as representations or warranties made by one Party to the other that the participation of either Party in this Agreement will result in additional sales or the generation of any additional revenues.

    3.6 ACE may, from time to time, request from TELEGLOBE permission to demonstrate, at TELEGLOBE facilities, the RETR Software. ACE shall provide TELEGLOBE with as much notice of such demonstrations as possible. TELEGLOBE shall grant all site visit requests unless there is a reasonable objection to such a request.

    3.7 TELEGLOBE may, from time to time, request from ACE permission to have a TELEGLOBE customer visit the ACE facilities or an ACE Customer site installation. TELEGLOBE shall provide to ACE with as much notice of such visits as possible. ACE shall grant all site visit requests unless there is a reasonable objection to such a request.


4.  ACE'S PRODUCTS AND SOFTWARE

    4.1 ACE hereby grants to TELEGLOBE a worldwide and non-exclusive license to sell and license ACE's Products and Software including the ACE's Products and Software being a part of the RETR Software to international telecommunications carriers or other telecommunications carriers in which TELEGLOBE has an ownership interest or with which TELEGLOBE has concluded a strategic alliance. Said sale and licensing can be made by TELEGLOBE in accordance with the TELEGLOBE's License Agreement.

    4.2 All sales made and license granted by TELEGLOBE will be subject to prior written confirmation by ACE. ACE shall use its best effort to cooperate with TELEGLOBE for the sale and license of ACE's Products and Software and agrees to make available to TELEGLOBE, at its own costs, reasonable quantities of literature and promotional advertising materials for the purpose of promoting ACE's Products and Software.

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LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 5
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    4.3  ACE hereby grants to TELEGLOBE the right to use the name of ACE and the names of ACE's Product and Software in connection with activities authorized under this Agreement and in furtherance of the purposes of this Agreement, provided that such rights to use such names shall terminate upon the termination of this Agreement.

    4.4 ACE agrees to pack and to ship to TELEGLOBE's customer, at ACE's expenses the ACE's Products and Software sold as TELEGLOBE may specify, provided that ACE shall be given sufficient notice of the shipments required to enable it to manufacture or secure and ship the ACE's Products and Software.

    4.5 For any ACE's Products and Software sold and licensed by TELEGLOBE, ACE agrees to bill TELEGLOBE for the ACE's Products and Software at the regular published list prices shown in Annex D hereof. Prices are in U.S. currency. The list price shall include base price, extras and terms in effect at the time each order is shipped by ACE, less the particular discounts set forth in Annex E attached hereto (the "ACE PRICE"). ACE will advise TELEGLOBE by providing sixty (60) day's prior written notice of any changes in its regular published list prices. It is understood that the new prices will not apply to ACE's Products and Software for which TELEGLOBE has obtained ACE's confirmation to sale in accordance with Article 4.2 hereof, prior to the receipt of the above notice. For any other products or software not listed in Annex D hereto, ACE will upon request, provide TELEGLOBE with the applicable prices and discounts.

    4.6 ACE shall bear the risk of all loss of or damage to any ACE's Products and Software until complete delivery on TELEGLOBE's customer premises.

    4.7 ACE agrees that any warranty given by it for ACE's Product and Software sold and licensed by TELEGLOBE shall pass to TELEGLOBE's customer.

    4.8 ACE's Software will remain the property of ACE and TELEGLOBE will be entitled to only license such Software in accordance with the terms and conditions as specified by ACE.

    4.9  ACE's Price shall become due and payable on the following terms:

              a)   thirty (30) percent on order;
              b)   fifty (50) percent on delivery;
              c)   twenty (20) percent on acceptance by TELEGLOBE;

         Invoices and payment shall be in US dollars and carried out as follows:

         4.9.1 all ACE's invoices shall separately show any applicable sales taxes, duties or other levies;


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LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 6
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         4.9.2     all invoices submitted under this Agreement shall indicate
                   ACE's GST registration number as well as the GST amount separately. Invoices not complying with the above will be returned to ACE for correction. TELEGLOBE will not be liable to ACE for any interest charges or other similar penalty for delays in making payments resulting from the foregoing;

         4.9.3 all invoices shall be addressed in triplicate to TELEGLOBE's Accounts Payable, 17th Floor, expressly stating the Agreement number appearing on the front page of this Agreement;

         4.9.4 subject to the conditions of this article, TELEGLOBE will pay ACE's invoices within thirty (30) days of their receipt.

         4.9.5 The making of any payment hereunder shall not be deemed as evidence that the event for which payment is made has been completed satisfactorily and shall not relieve ACE from the responsibility for full and satisfactory performance of this Agreement.


5.  RETR SOFTWARE

    5.1 TELEGLOBE hereby grants to ACE a worldwide and non-exclusive license to commercialize and sublicense the Software Enhancements. Each Party recognize that the other Party has the right to commercialize and sublicense the RETR Software in its entirety and to use the name of said RETR Software or any part thereof and the name of ACE as the developer and the maintenance provider of said RETR Software or any part thereof, for the purpose hereof and in accordance with the terms and conditions provided hereunder.

    5.2  LICENSING BY TELEGLOBE

         5.2.1 TELEGLOBE will not license the RETR Software or any part thereof without first obtaining the consent of ACE which consent shall not be unreasonably withheld.

         5.2.2 ACE agrees to give, at TELEGLOBE's expenses, to the TELEGLOBE's customers the same warranty as the one described in Article 22 of Annex 1 of the Supply Agreement. The costs of said warranty shall be agreed by the Parties prior to the obtaining of ACE's consent as provided in Article 5.2.1 above.

         5.2.3 ACE agrees to pack and to ship to TELEGLOBE's customer, at TELEGLOBE's expenses, the RETR Software licensed by TELEGLOBE as

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LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 7
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                   TELEGLOBE may specify, provided that ACE shall be given
                   sufficient notice of the shipments to enable it to secure and ship the RETR Software or any part thereof.

         5.2.4 Except as provided in Articles 5.2.2 and 5.2.3 above, ACE will not be entitled to any royalty or any sharing of the license fees received by TELEGLOBE for the licensing of RETR Software or any part thereof.

    5.3  LICENSING BY ACE

         5.3.1 Except for ACE's Products and Software portion of the RETR Software, ACE may not license the RETR Software or any part thereof without first obtaining the written consent of TELEGLOBE, which consent shall not be unreasonably withheld. Such request shall be made in writing and addressed to TELEGLOBE's Business Contact as provided in Article 12.7 hereof. ACE hereby acknowledges that the RETR Software is a strategic instrument in TELEGLOBE's development as an intercontinental carrier and that the refusal of TELEGLOBE to license the RETR Software to any of TELEGLOBE's competitors shall be deemed reasonable.

         5.3.2     Payment of Royalties

                   ACE shall at all times keep an accurate account of the operations coming under the scope of its license as provided hereunder and shall render a full statement of the same in writing to TELEGLOBE within thirty days (30) after each quarterly period of each calendar year during the term of this Agreement, and at the same time shall pay to TELEGLOBE the amount of earned royalties (based on cash receipt to ACE) as specified in Annex F hereto, accrued during the corresponding quarterly period with the understanding that TELEGLOBE shall have the right, at their own expense and not more often than once in each three-month period, to have a certified public accountant examine the books of ACE for the purpose of verifying the royalty statements of the operations coming under the scope of this Agreement.

         5.3.3     Licensing

                   Licensing of the RETR Software shall be made in accordance with a license agreement substantially similar to the TELEGLOBE's License Agreement.

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LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 8
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    5.4  MARKETING SUPPORT

         Each Party agrees to cooperate at its own cost, to the extent reasonably required by the other Party, for the purpose of marketing and licensing the RETR Software or any part thereof.

    5.5  FUTURE ENHANCEMENTS TO RETR SOFTWARE

         5.5.1 ACE will at all times and from time to time make complete and full disclosure to TELEGLOBE of all improvements of RETR Software, as defined in Article 1.2 in this Agreement, and shall deliver or make available to TELEGLOBE all documents, papers, drawings, records, designs, specifications, reports and other information relating thereto. These improvements shall become part of ACE's Products and Software and Annex
                   A shall be amended to reflect this. Rights of use of said improvements will be governed by Articles 4 and 5 of this Agreement.

         5.5.2 TELEGLOBE will at all times and from time to time make complete and full disclosure to ACE of all improvements of RETR Software, as defined in Article 1.2 in this Agreement, and shall deliver or make available to ACE all documents, papers, drawings, records, designs, specifications, reports and other information relating thereto. These improvements shall become part of the Software Enhancements and Annex 8 shall be amended to reflect this. Rights of use of said improvements will be governed by Articles 4 and 5 of this Agreement.


6.  CONSENT OR CONFIRMATION REQUIRED

    Each time, this Agreement provides for the consent or the confirmation of one Party, (the "consenting Party") such consent shall be given within two
    (2) business days from receipt by the consenting Party of such request, otherwise such confirmation or consent shall be deemed to be given upon the expiry of such delay. Each request of consent or confirmation shall be supported by sufficient information relevant to the object of the request.


7.  PATENT AND OTHER INTELLECTUAL AND INDUSTRIAL PROPERTY

    Article 27 of Annex 1 of the Supply Contract applies MUTATIS MUTANDIS for the benefit of TELEGLOBE and TELEGLOBE's customers with regard to the ACE's Products and Software and the RETR Software or any part thereof.

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LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 9
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8.  SUPPORT

    For the installation, training, maintenance and support of ACE's Products and Software and the RETR Software, TELEGLOBE will refer directly TELEGLOBE's customers to ACE. ACE agrees to offer to said TELEGLOBE's customers installation and training at prices set forth in Annex D and maintenance and support plan at the price in effect at the time of such request.

9.  TERM OF AGREEMENT

    Subject to the default provisions contained in Article 10 herein, the term of this Agreement shall commence on the date hereof and continue for a period of three (3) years. Thereafter, this Agreement shall be renewed automatically for further terms of one (1) year each unless either Party gives to the other written notice of termination or intention to charge the Agreement at least sixty (60) days prior to the expiration of any such term.

10. TERMINATION

    10.1 The following events shall constitute events of default hereunder ("Events of Default") under the Agreement.

              10.1.1 A Party shall fail to observe or perform any of its covenants or agreements contained in this Agreement or in any other agreement or document executed pursuant hereto and such failure shall not be capable of cure or is capable of cure but remains uncured for a period of thirty (30) days after receipt by the breaching Party of written notice of such failure;

              10.1.2 A Party shall be insolvent, make an assignment for the benefit of creditors, appoint or have appointed a trustee, a receiver or similar officer, or commence or have commenced against it a proceeding seeking reorganization, rehabilitation, liquidation or similar relief under any bankruptcy, insolvency or similar debtor-relief statutes.

    10.2 Upon the occurrence of an Event of Default, the Party not in default shall have the right to terminate this Agreement immediately, provided that the covenants, agreements and obligations specified in Articles 4.5, 5.3.2, 12.4 and 12.6 shall survive the termination of this Agreement.

    10.3 Termination of this Agreement by the Party not in default in accordance with the terms hereof shall be without prejudice to any other rights or remedies such

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LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 10
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               Party shall have by law and shall be without liability for any loss or damage occasioned thereby.

11. INDEMNIFICATION AND LIMITATION OF LIABILITY

    11.1 The Parties shall indemnify and hold one another harmless from and against any and all payments and liabilities for payment of compensation or damages which either Party may be required or held liable to make, to or on account of the other Party, or which otherwise arises out of or is connected with this Agreement. This indemnity shall extend to any and all losses, damages, suits, proceedings or obligations of any kind incurred by, or directed against either Party on account of any act or omission of the other Party. Furthermore, the responsible Party shall defend at its expense any such suits and proceedings and shall pay all expenses incurred, fines imposed and satisfy all judgments rendered against the wronged Party in connection therewith.

    11.2 Notwithstanding the foregoing, neither TELEGLOBE nor ACE shall be liable to the other for any indirect or consequential damages, losses, liabilities, claims, costs or expenses of any kind or nature whatsoever, including, but not limited to, any loss of profits, business or goodwill.


12. GENERAL

    12.1      FORCE MAJEURE

    Neither Party to this Agreement shall be liable for failure to perform any of its obligations hereunder during any period in which such performance is prevented by any cause beyond its reasonable control. In the event of any such delay, the date of any delivery or performance hereunder shall be extended by the length of the delay occasioned by such cause. In the event ACE's production is curtailed, ACE may allocate its available production, as reasonably equitable in its opinion, among its various customers, following consultation with its customers.

    12.2      SEVERABILITY

    In the event that one or more provisions contained in the Agreement or any agreement required hereunder to be delivered, shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

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LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 11
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    12. 3     AMENDMENTS AND WAIVER

    No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by both of the Parties hereto and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the Party purporting to give the same and unless otherwise provided, shall be limited to the specific breach waived.

    12.4      CONFIDENTIALITY

              12.4.1 All information of the Parties exchanged will be subject to the obligation of the Mutual Confidentiality Agreement between the Parties attached as Annex 5 to the Supply Agreement and will apply MUTATIS MUTANDIS to this Agreement.


              12.4.2 The Parties acknowledge that there are business areas, opportunities and initiatives in which their efforts may be competitive and which are not intended to be pursued under or subject to this Agreement. The Parties specifically covenant and agree that they will not knowingly use, or allow to be used, each other's proprietary information disclosed hereunder to gain an unwarranted or unauthorized competitive advantage where such circumstances may arise.

    12.5      APPLICABLE LAW AND LANGUAGES

    This Agreement shall be governed and interpreted in accordance with the laws in force in the Province of Quebec and the laws of Canada applicable therein. The Parties have agreed that this Agreement and its annexes shall be written in the English language only. Les parties ont convenu de rediger cette entente et ses annexes en langue anglaise seulement.

    12.6      ARBITRATION

    Any difference, controversy or claim arising out of or relating to this Agreement, its interpretation or performance, shall be considered a Dispute. Any Dispute shall be subject to binding arbitration as provided hereafter.

              12.6.1 The Dispute shall diligently be notified by the aggrieved Party to the other Party. The notification shall be deemed diligently made if communicated to the other Party within five (5) business days of the knowledge of the occurrence.

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AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 12
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              12.6.2    Within (5) business days following such notification,
                        each Party shall prepare and disclose to the other
                        Party a brief on its position and within ten (10) days thereafter the Parties shall prepare a common brief which shall contain all points of agreement and all points of disagreement in relation to the Dispute.

              12.6.3 Each Party shall then within five (5) days of completing the common brief, submit the Dispute and the common brief to their respective Chief Executives with recommendation that the Chief Executives communicate with each other within a reasonable period with a view to resolving the Dispute.

              12.6.4 Notwithstanding paragraph 12.6.3 above, if no resolution of the Dispute has occurred after 90 days after the date on which a Party has submitted the Dispute to his Chief Executive, then the Dispute shall be submitted for resolution by binding arbitration under the International Chamber of Commerce Rules of Conciliation and Arbitration in effect on the date the arbitration is submitted to the tribunal of arbitration. In such event:

                   12.6.4.1 a sole arbitrator shall be appointed in accordance of said Rules, unless the Parties agree in a particular case within thirty days of the submission of the Dispute for resolution by binding arbitration that the tribunal should consist of more than one arbitrator. Such arbitrator(s) shall be knowledgeable in the field of law involved;

                   12.6.4.2 the place of arbitration shall be Quebec, Province of Quebec, Canada and the arbitration shall be conducted in the English language;

                   12.6.4.3 responsibility for paying the costs of the arbitration, including the costs incurred by the Parties themselves in preparing and presenting their cases, shall be apportioned by the tribunal of arbitration;

                   12.6.4.4 the award shall be rendered in the English language and shall state the reasons upon which it is based;

                   12.6.4.5 the award shall be final and binding on the Parties as from the date of it is made;

                   12.6.4.6 the award of the tribunal of arbitration may be entered and enforced as a judgment against a Party in any court of


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AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 13
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                             competent jurisdiction or application may be made
                             to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

              12.6.5 Nothing in the foregoing shall prevent a Party from initiating such conservatory measure proceedings as are necessary to protect any arm's length third Party rights.

              12.6.6 The fact that a dispute is brought to arbitration does not relieve either Party from its obligation to fulfill its commitments as provided by this Agreement.

    12.7      NOTICES

              12.7.1 All notices pertaining to this Agreement shall be in writing and shall be sent to the respective following postal addresses or facsimile numbers:

              12.7.2    For TELEGLOBE:

                        Teleglobe Canada Inc.
                        1000 de La Gauchetiere Street West
                        Montreal, Quebec
                        H3B 4X5

                        Business Contact:   Mr. Guy Coallier
                        Telephone:          (514) 868-8057
                        Facsimile:          (514) 868-7275

                        Technical contact:  Mr. Martin Demers
                        Telephone:          (514) 868-7747
                        Facsimile:          (514) 868-7473



              12.7.3    For ACE :

                        American Computer and Electronics Corporation 209 Perry Parkway
                        Gaithersburg, Maryland 20877
                        U.S.A.


                        Contract contact:   Mr. Thomas V. Russotto

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AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 14
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                        Technical contact:  Mr. Luis Freije
                        Telephone:          (301) 258-9850
                        Facsimile:          (301) 921-0434

              12.7.4    Method of Delivery

                        Any such notice delivered by:

                        a) first class registered or certified airmail, postage prepaid shall be deemed to have been seventy-two (72) hours after posting;

                        b) telefax or telex shall be deemed to have been served upon the usual telefax or telex electronic acknowledgment of receipt by the recipient's telefax or telex machine; or

                        c) by express courier service, service fee prepaid shall be deemed to have been served the third business day in the jurisdiction of the recipient.

    12.8      UNITED NATIONS CONVENTION

    The Parties intend to exclude the application of the United Nations Convention on Contract for the International Sale of Goods to this Agreement. Accordingly, this Agreement shall not be subject to the United Nations Convention for the International Sale of Goods but rather this Agreement shall be governed by the internal rules in force in the Province of Quebec.

    12.9      GOOD FAITH

    The Parties acknowledge to one another that each respectively intends to perform its obligations as specified in this Agreement in good faith.

    12.10     PARTIES TO ACT REASONABLY

    The Parties agree to act reasonably in exercising any discretion, judgment, approval or extension of time which may be required to effect the purpose and intent of this Agreement. Whenever the approval or consent of a Party is required under this Agreement, such consent shall not be unreasonably withheld or delayed.

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AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 15
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    12.11     WHOLE AGREEMENT

    The express terms and conditions of this Agreement agreed to by the Parties, are the only ones upon which any of their contractual rights and obligations are to be founded and, without limiting the generality of the foregoing, this Agreement supersedes all previous communications, negotiations and agreements, either written or oral, relating to the object of this Agreement.

    12.12     COUNTERPARTS

    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

    12.13     ASSIGNMENT OF RIGHTS AND OBLIGATIONS

    Neither Party shall, without the consent of the other Party, sell, assign, transfer or dispose of its rights and obligations under this Agreement except to a successor, statutory assignee, subsidiary of such Party or a corporation controlling, or under the same control as such Party, in which case written notice shall be given in a timely manner by the Party making said sale, assignment, transfer or disposition.

    12.14     BENEFIT OF THE AGREEMENT

    This Agreement shall enure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties hereto.

IN WITNESS WHEREOF the Parties have signed on the date mentioned above.

TELEGLOBE CANADA INC.                  AMERICAN COMPUTER AND
                                       ELECTRONICS CORPORATION

Per:   /s/ XXX                         Per:   /s/ Thomas V. Russotto
       --------------------------              --------------------------------
Title:  VICE PRESIDENT, NETWORK        Title:  VICE PRESIDENT
      --------------------------              --------------------------------

Per:   /s/ Guy Millette                Per:   /s/ Loretta L. Rivers
      --------------------------              --------------------------------

Title: ASSISTANT SECRETARY             Title: SECRETARY
       --------------------------              --------------------------------

LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 16
- --------------------------------------------------------------------------------

                                       ANNEX A

                             ACE'S PRODUCTS AND SOFTWARE


Network Element Data Server (NEDS-TM-)

    Function 01 - Local Collect

         01 -Capture Call Blocks
         02 -Capture and Format OM Data
         03 -Manage Local to Central Collect Real-time Communications 04 -Build OM Trk TMS Report
         05 -Interface the Network Connections
         06 -Send Receive Switch Controls
         07 -Manage DCMS Redundancy
         08 -Archive and Clean Local data Store
         09 -Monitor DCMS Internals

    Function 09 - Interrogate, Navigate, Display Local Data

         01 -Access Local Data on DCMS (ADM tool)

Central Access Network Server (CANS-Registered Trademark-)

    Function 02 - Central Collect

         01 - Manage Central to Local Collect Real-time Communications 02 - Capture Call Blocks - DMS-300
         04 - Capture Call Blocks - DMS-100

    Function 05 - Manage the Central Collection

         01 - Manage Central Collect to Repository Real-time Communications 02 - Archive, backup Clean Central Raw and Temporary Storage


    Function 10 - Interrogate, Navigate, Display Central Collect Data

         01 -Access Central Collect Data on Central Collect System (ADM tool)

LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 17
- --------------------------------------------------------------------------------

                                 ANNEX A - CONTINUED

                             ACE'S PRODUCTS AND SOFTWARE


Traffic Analysis & Performance Surveillance (TAPS-TM-)


    Function 06 - Managing the Repository

         01 -Manage Repository to Central Collect Real-time Communications 03 -Receive and Store Raw Information (Call Blocks and OM)
         04 -Manage Backup and Archive of Repository Information

    Function 11- Interrogate, Navigate, Display Repository Data

         01 -Access All Repository (Call) Data (ADM tool)
         03 -Manage SQL Interrogation Data Service on Traffic Indicators, Alarm

    Function 13 - Piloting the system

         01 -Manage RETR and ACE Specific Control Tables

    Function 15 - Manage RETR External Data Tables in RETR

         01 -Manage City/Zone Information
         02 -Manage Call Basic Service Identification Information

LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 18
- -------------------------------------------------------------------------------

                                       ANNEX B

                                SOFTWARE ENHANCEMENTS


Traffic Analysis & Performance Surveillance (TAPS-TM-)


    Function 02 - Central Collect

         03- Build Call Detail and Specific - DMS-300
         05- Build Call Detail and Specific - DMS-100

    Function 03 - Build the Call

         01 -Assemble Call Details(Matching) - General Process
         02 -Assemble Call Details (Matching) - Service Specific Process 03 -Validate and Augment the Call
         04 -Augment the Call Detail (Prior to Matching)

    Function 04 - Generate Alarms (5 minute indicators)

         01 -Compute 5m Indicators from OM
         02 -Compare 5m Indicators Against Thresholds

    Function 06 - Managing the Repository

         02 -Store Call and 5m Traffic Indicators
         05 -Summarize and Archive Traffic Indicators
         06 -Generate NewCDR, NewEBAF, GDSCall

    Function 07 - Compute Indicators, Generate Alarms (1 hour indicators)

         01 -Compute 1h Indicators from Call, Call Detail, Call Specific
         02 -Compare 1h Indicators Against Thresholds
         03 -Register Alarms
         04 -Verify Call, Call Detail, Call Specific Against Simple Fraud
         Patterns
         05 -Produce Daily, Weekly, Monthly Reports from Indicators/OM/Call Information

    Function 11 - Interrogate, Navigate, Display Repository Data

         02 -Access Traffic, Indicators, and Alarms

LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 19
- --------------------------------------------------------------------------------

                                 ANNEX B - CONTINUED

                                SOFTWARE ENHANCEMENTS


    Function 12 - Managing the Alarms

         01 -Manage Alarm Thresholds
         02 -Manage State of Alarms
         03 -Archive and Clean Alarms

    Function 14 - Re-process Call in Error

         01 -Display, Suggest and Fix Unmatched Calls
         02 -Correct Augmented Calls
         03 -Re-Compute Indicators
         04 -Re-Run Reports
         05 -ReSend NewCDRs, NewEBAF, GDSCalls

    Function 16 - Data Conversion

         01 -Convert and Load 3 Months of data from the current system into the RETR Database

LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 20
- --------------------------------------------------------------------------------

                                      ANNEX 'C'

                                          TO

                        SOFTWARE DEVELOPMENT LICENSE AGREEMENT

                                       BETWEEN

                                TELEGLOBE CANADA, INC.

                                         AND

                    AMERICAN COMPUTER AND ELECTRONICS CORPORATION

                    END USER OBJECT CODE COMPUTER PROGRAM LICENSE

The following sets forth the standard object code computer license which TELEGLOBE incorporates into its INTERNATIONAL TELECOMMUNICATIONS CARRIERS PURCHASE AGREEMENTS. It is understood by the Parties that substantially similar terms and conditions may be utilized in lieu of the following.

1.  SCOPE

    Pursuant to the above-identified Agreement (I.E. THE INTERNATIONAL TELECOMMUNICATIONS CARRIERS PURCHASE AGREEMENTS), object-code computer programs for the RETR and other TELEGLOBE supplied equipment will be delivered by TELEGLOBE to the Customer (I.e. the end user) on a licensed basis in printed form or in any of several possible machine-readable forms, including, but not limited to, magnetic tape or disk, read-only memory
    (ROM) device, programmable read-only memory (PROM) device, electronically programmable read-only (EPROM) device and electronically erasable programmable read only memory (EEPROM) device. Customer shall then become a licensee with respect to such computer programs. Delivery of such programs by TELEGLOBE and acceptance of same by Customer shall be made only under the conditions set forth below, unless otherwise agreed in writing by TELEGLOBE.

2.  COMPUTER PROGRAMS REMAIN TELEGLOBE PROPERTY

    The original of any computer program delivered hereunder and any copies made by Customer, in whole or in part, shall remain the property of TELEGLOBE or its vendor as appropriate.

LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 21
- --------------------------------------------------------------------------------

                                 ANNEX 'C'- CONTINUED

3.  SOFTWARE LICENSE

    Concurrent with execution of the Agreement TELEGLOBE grants to the customer a royalty-free, non-exclusive and non-transferable license under TELEGLOBE's copyright to use each computer program delivered to Customer hereunder (hereinafter called "Licensed Program") in accordance with terms and conditions set forth herein. The licensing fee for the Licensed Program is included in the price of the Initial RETR System. Each such license granted authorizes Customer to use the Licensed Program only in machine-readable form and only in a single unit of TELEGLOBE-supplied equipment. Such license may not be assigned, sublicensed or otherwise transferred by Customer. No right to copy a Licensed Program, in whole or in part, is granted except as hereinafter expressly provided.


4.  RIGHT TO COPY.  PROTECTION AND SECURITY

    4.1 Any Licensed Program provided hereunder may be copied (for back-up purposes only) in whole or in part, in printed or machine-readable form for Customer's internal use only, provided, however, that no more than two (2) printed copies and two (2) machine-readable copies will be in existence under a license at any one time without prior written consent of TELEGLOBE, other than copies resident in Customer's equipment.

    4.2 With reference to any copyright notice of TELEGLOBE and its vendors with a Licensed Program delivered hereunder, Customer agrees to include the same on all copies it makes in whole or in part. TELEGLOBE and its vendors' copyright notices may appear in any of several forms, including machine-readable form. Use of a copyright notice on a Licensed Program does not imply that such has been published or otherwise made generally available to the public.

    4.3 Customer agrees to keep confidential and not provide or otherwise make available in any form any Licensed Program delivered to Customer, or any portion thereof, to any person other than employee of Customer, or TELEGLOBE.

5.  TERM

    Any Licenses granted hereunder may be terminated by Customer upon one (1) month's prior written notice. TELEGLOBE may terminate any such license if Customer is in default of any of the terms and conditions of the agreement or

LICENSE AGREEMENT BETWEEN TELEGLOBE CANADA INC.
AND AMERICAN COMPUTER ELECTRONICS CORPORATION                           PAGE 22
- --------------------------------------------------------------------------------

                                ANNEX 'C' - CONTINUED


    Exhibits, and such termination shall be effective if Customer fails to correct such default within ten (10) days after written notice thereof by TELEGLOBE. The obligation of Subsection 4.3 herein shall survive termination of any such license.

6.  TERMINATION

    Within one (1) month after termination of any license, Customer will furnish to TELEGLOBE a document certifying with respect to each Licensed Program that, through its best efforts and the best of its knowledge, the original and all copies in whole or in part, in any form, including any copy in an updated work, have been returned to TELEGLOBE or destroyed; except that, with prior written consent from TELEGLOBE, Customer may retain one (1) copy for archival purposes only.

7.  LICENSE RIGHTS

    Nothing contained herein shall be deemed to grant, either directly or by implication, estoppel, or otherwise, any license under any patents or patent applications of TELEGLOBE except that Customer shall have a non-exclusive, royalty-free license under TELEGLOBE or its vendors' patents and patent applications to use, in TELEGLOBE-supplied equipment only, each copy of a Licensed Program supplied hereunder, when such license is implied or otherwise arises by operation of law by virtue of the purchase of such copies from TELEGLOBE.

    Rights in programs or operating systems of others, if any, are further limited by their license agreements that are hereby incorporated by reference thereto and made a part hereof if fully set forth herein. Customer agrees to abide thereby. Notwithstanding anything to the contrary in other agreements, purchase orders or order acknowledgments, this Annex "C" sets forth the entire understanding and obligations regarding Licensed Programs implied or expressed.

    (Annexes D to F hereof are confidential and such confidential portions have been omitted and filed separately with the Commission.)